POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, MORGAN CREEK GLOBAL EQUITY LONG/SHORT INSTITUTIONAL FUND, a Delaware statutory trust (hereinafter referred to as the “Institutional Fund” or the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission (“SEC”) under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the Treasurer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOSHUA TILLEY, BIBB STRENCH AND J. TAYLOR THURMAN, as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any amendments to the Institutional Fund’s Registration Statement, and all amendments thereto relating to the offering of the Institutional Fund’s shares under the provisions of the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, including all documents necessary to ensure the Institutional Fund has insurance and fidelity bond coverage, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and to address tax return-related issues, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 15 day of July, 2019.

/s/ Mark B. Vannoy
Mark B. Vannoy
Treasurer

STATE OF NORTH CAROLINA	)
	)	ss:
COUNTY OF ORANGE	)

On this 15 day of July, in the year 2019, before me Misty Beil, a notary public, personally appeared Joshua S. Tilley, proved on the basis of satisfactory evidence to the person whole name is subscribed to this instrument, and acknowledged he executed the same.

Witness my hand an official seal.

/s/ Misty Beil
My commission expires: 7/21/2019

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, MORGAN CREEK GLOBAL EQUITY LONG/SHORT INSTITUTIONAL FUND, a Delaware statutory trust (hereinafter referred to as the “Institutional Fund” or the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission (“SEC”) under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee and the President of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MARK VANNOY, JOSHUA TILLEY, BIBB STRENCH AND J. TAYLOR THURMAN, as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any amendments to the Institutional Fund’s Registration Statement, and all amendments thereto relating to the offering of the Institutional Fund’s shares under the provisions of the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, including all documents necessary to ensure the Institutional Fund has insurance and fidelity bond coverage, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and to address tax return-related issues, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 15 day of July, 2019.

/s/ Mark W. Yusko
Mark W. Yusko
Trustee and President

STATE OF NORTH CAROLINA	)
	)	ss:
COUNTY OF ORANGE	)

On this 15 day of July, in the year 2019, before me Misty Beil, a notary public, personally appeared Joshua S. Tilley, proved on the basis of satisfactory evidence to the person whole name is subscribed to this instrument, and acknowledged he executed the same.

Witness my hand an official seal.

/s/ Misty Beil
My commission expires: 7/21/2019

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, MORGAN CREEK GLOBAL EQUITY LONG/SHORT INSTITUTIONAL FUND, a Delaware statutory trust (hereinafter referred to as the “Institutional Fund” or the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission (“SEC”) under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MARK VANNOY, JOSHUA TILLEY, BIBB STRENCH AND J. TAYLOR THURMAN, as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any amendments to the Institutional Fund’s Registration Statement, and all amendments thereto relating to the offering of the Institutional Fund’s shares under the provisions of the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, including all documents necessary to ensure the Institutional Fund has insurance and fidelity bond coverage, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and to address tax return-related issues, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 15 day of July, 2019.

/s/ Michael S. McDonald
Michael S. McDonald
Trustee

STATE OF NORTH CAROLINA	)
	)	ss:
COUNTY OF ORANGE	)

On this 15 day of July, in the year 2019, before me Misty Beil, a notary public, personally appeared Joshua S. Tilley, proved on the basis of satisfactory evidence to the person whole name is subscribed to this instrument, and acknowledged he executed the same.

Witness my hand an official seal.

/s/ Misty Beil
My commission expires: 7/21/2019

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, MORGAN CREEK GLOBAL EQUITY LONG/SHORT INSTITUTIONAL FUND, a Delaware statutory trust (hereinafter referred to as the “Institutional Fund” or the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission (“SEC”) under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MARK VANNOY, JOSHUA TILLEY, BIBB STRENCH AND J. TAYLOR THURMAN, as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any amendments to the Institutional Fund’s Registration Statement, and all amendments thereto relating to the offering of the Institutional Fund’s shares under the provisions of the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, including all documents necessary to ensure the Institutional Fund has insurance and fidelity bond coverage, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and to address tax return-related issues, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 15 day of July, 2019.

/s/ Sean S. Moghavem
Sean S. Moghavem
Trustee

STATE OF NORTH CAROLINA	)
	)	ss:
COUNTY OF ORANGE	)

On this 15 day of July, in the year 2019, before me Misty Beil, a notary public, personally appeared Joshua S. Tilley, proved on the basis of satisfactory evidence to the person whole name is subscribed to this instrument, and acknowledged he executed the same.

Witness my hand an official seal.

/s/ Misty Beil
My commission expires: 7/21/2019

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, MORGAN CREEK GLOBAL EQUITY LONG/SHORT INSTITUTIONAL FUND, a Delaware statutory trust (hereinafter referred to as the “Institutional Fund” or the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission (“SEC”) under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MARK VANNOY, BIBB STRENCH AND J. TAYLOR THURMAN, as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any amendments to the Institutional Fund’s Registration Statement, and all amendments thereto relating to the offering of the Institutional Fund’s shares under the provisions of the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, including all documents necessary to ensure the Institutional Fund has insurance and fidelity bond coverage, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and to address tax return-related issues, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 15 day of July, 2019.

/s/ Joshua S. Tilley
Joshua S. Tilley
Trustee

STATE OF NORTH CAROLINA	)
	)	ss:
COUNTY OF ORANGE	)

On this 15 day of July, in the year 2019, before me Misty Beil, a notary public, personally appeared Joshua S. Tilley, proved on the basis of satisfactory evidence to the person whole name is subscribed to this instrument, and acknowledged he executed the same.

Witness my hand an official seal.

/s/ Misty Beil
My commission expires: 7/21/2019